PLEASE TAKE A MOMENT
                                                             AND CAST YOUR VOTE!

                        IMPORTANT NOTICE REGARDING YOUR
                               BERGER GROWTH FUND

March 11, 2003

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
                TO FRIDAY, MARCH 28TH AT 10:00 A.M. MOUNTAIN TIME

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for March 7, 2003 has been adjourned to Friday, March 28th, 2003 in order to give you additional time to vote your shares. Our records indicate that we still have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. In order for your shares to be represented, we must receive your instructions by 10:00 a.m. Mountain time on Friday, March 28th. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. ("GS") to assist you with the voting process. If you have any questions regarding the meeting agenda or to vote your proxy over the phone, PLEASE CALL GS TOLL-FREE AT 1-866-238-7096.

For your convenience, please utilize one of the easy methods below to register your vote:

         BY PHONE:
         Call Georgeson Shareholder toll-free at 1-866-238-7096. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         BY INTERNET:
         Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

         BY TOUCH-TONE PHONE:
         Dial the toll free number found on your proxy card and follow the simple instructions.

         BY MAIL:
         Simply return your executed proxy in the enclosed postage paid envelope. Due to the short time frame to the meeting, please try to utilize one of the above options to register your vote, so it may be received in time for the Meeting.

As the date of the adjourned Meeting moves closer and we still have not received your proxy, you may receive a call from GS reminding you to exercise your voting rights.

Thank you for your help!


This material must be preceded or accompanied by a prospectus. Funds distributed by Berger Distributors LLC (3/03).

C-0303-73  4-15-03
                                                                            NOBO

                                                            PLEASE TAKE A MOMENT
                                                             AND CAST YOUR VOTE!

                        IMPORTANT NOTICE REGARDING YOUR
                               BERGER GROWTH FUND


March 11, 2003

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
                TO FRIDAY, MARCH 28TH AT 10:00 A.M. MOUNTAIN TIME

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for March 7, 2003 has been adjourned to Friday, March 28th, 2003 in order to give you additional time to vote your shares. Our records indicate that we still have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. In order for your shares to be represented, we must receive your instructions by 10:00 a.m. Mountain time on Friday, March 28th. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. ("GS") to assist you with the voting process. If you have any questions regarding the meeting agenda, please call GS toll-free at 1-866-238-7096.


For your convenience, please utilize one of the easy methods below to register your vote:

         BY TOUCH-TONE PHONE:
         Dial the toll-free number found on your proxy card and follow the simple instructions.

         BY INTERNET:
         Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

         BY MAIL:
         Simply return your executed proxy in the enclosed postage paid envelope. Due to the short time frame to the meeting, please try to utilize one of the above options to register your vote, so it may be received in time for the Meeting.



                       DON'T HESITATE. PLEASE VOTE TODAY.


This material must be preceded or accompanied by a prospectus. Funds distributed by Berger Distributors LLC (3/03).

C-0303-73 4-15-03
                                                                             OBO

                                                            PLEASE TAKE A MOMENT
                                                             AND CAST YOUR VOTE!

                        IMPORTANT NOTICE REGARDING YOUR
                               BERGER GROWTH FUND


March 11, 2003

             THE SPECIAL MEETING OF SHAREHOLDERS HAS BEEN ADJOURNED
                TO FRIDAY, MARCH 28TH AT 10:00 A.M. MOUNTAIN TIME

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for March 7, 2003 has been adjourned to Friday, March 28th, 2003 in order to give you additional time to vote your shares. Our records indicate that we still have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. In order for your shares to be represented, we must receive your instructions by 10:00 a.m. Mountain time on Friday, March 28th. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. ("GS") to assist you with the voting process. If you have any questions regarding the meeting agenda or to vote your proxy over the phone, PLEASE CALL GS TOLL-FREE AT 1-866-238-7096.

For your convenience, please utilize one of the easy methods below to register your vote:

         BY PHONE:
         Call Georgeson Shareholder toll-free at 1-866-238-7096. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         BY INTERNET:
         Visit WWW.PROXYWEB.COM and enter the 14-digit control number located on your proxy card.

         BY TOUCH-TONE PHONE:
         Dial the toll free number found on your proxy card and follow the simple instructions.

         BY MAIL:
         Simply return your executed proxy in the enclosed postage paid envelope. Due to the short time frame to the meeting, please try to utilize one of the above options to register your vote, so it may be received in time for the Meeting.

As the date of the adjourned Meeting moves closer and we still have not received your proxy, you may receive a call from GS reminding you to exercise your voting rights.

Thank you for your help!


This material must be preceded or accompanied by a prospectus. Funds distributed by Berger Distributors LLC (3/03).

C-0303-73 4-15-03
                                                                            REG